SHAREHOLDERS EQUITY	3 Months Ended
Mar. 31, 2025
SHAREHOLDERS EQUITY

NOTE 4 - SHAREHOLDERS EQUITY

a)	On January 4, 2024, the Company closed a registered direct offering for gross proceeds of $3,227 through the issuance of 1,122,521 units (“January 2024 Units”) at a price per Unit of $2.88 (CAD$3.40). Each January 2024 Unit consists of one Common Share and one half of one Common Share purchase warrant (each whole such warrant a “January 2024 Warrant”). An aggregate of 561,260 January 2024 Warrants were issued with an exercise price of CAD$5.13 ($3.75) per share. The Warrants have a term of two years and if fully exercised, will result in the issuance of an additional 561,260 Common Shares (“January 2024 Registered Direct Offerings Warrants”). A finder’s fee of $258 (CAD$348 thousand) was paid and 89,802 January 2024 Registered Direct Offerings Warrants were issued in connection with the registered direct Offering.

b)	On January 29, 2025, the Company announced the pricing of an underwritten public offering of 3,281,250 Common Shares at a public offering price of $6.40 per share. The Company concurrently announced the pricing of a registered direct offering of 1,406,250 Common Shares at a purchase price of $6.40 per share. The offerings closed on January 29, 2025. The total gross proceeds from the offerings to the Company were $30,000. Titan Partners Group LLC, a division of American Capital Partners LLC, acted as sole bookrunner for the underwritten public offering. The Company paid $2,400 in cash and issued 60,650 Common Shares and 229,688 warrants as finders’ fees.